Exhibit 99.2

AMENDMENT NUMBER TWO TO THE

AMENDED AND RESTATED TERM LOAN AGREEMENT

This AMENDMENT NUMBER TWO TO THE AMENDED AND RESTATED TERM LOAN AGREEMENT (this “Amendment”) is made as of April 4, 2012, by and among ThermaClime, L.L.C. (“ThermaClime”), Cherokee Nitrogen Holdings, Inc., Northwest Financial Corporation, Chemex I Corp., Cherokee Nitrogen Company, ClimaCool Corp., ClimateCraft, Inc., Climate Master, Inc., EDC Ag Products Company L.L.C., El Dorado Chemical Company, International Environmental Corporation, Koax Corp., LSB Chemical Corp., The Climate Control Group, Inc., Trison Construction, Inc., ThermaClime Technologies, Inc., XpediAir, Inc., (each of the foregoing, a “Borrower”, and, collectively, the “Borrowers”), LSB Industries, Inc., as a Guarantor (the “Parent”), Consolidated Industries Corp., as a Guarantor (“Consolidated Industries”) and each Required Lender party hereto (collectively, the “Required Lenders”), and is acknowledged by Banc of America Leasing & Capital, LLC, not in its individual capacity, but solely as Administrative Agent, and as Collateral Agent and Bank of Utah, not in its individual capacity, but solely as Payment Agent. Capitalized terms used and not otherwise defined herein have the meanings given to them in the Term Loan Agreement (as defined in Preliminary Statement I), and the general interpretive provisions of Section 1.02 of the Term Loan Agreement are hereby incorporated by reference into this Amendment.

PRELIMINARY STATEMENTS

I. The Borrowers, the Parent, Consolidated Industries, the Administrative Agent, the Collateral Agent, the Payment Agent and the Lenders have entered into that certain Amended and Restated Term Loan Agreement, dated as of March 29, 2011, as amended by that certain Amendment Number One to the Amended and Restated Term Loan Agreement dated April 21, 2011 (as may be further amended, supplemented, amended and restated, or otherwise modified from time to time, the “Term Loan Agreement”).

II. Parent and ThermaClime have informed the Lenders and the Agents that it intends to enter into the Fifth Amendment to the Amended and Restated Loan and Security Agreement dated as of April 4, 2012 between Parent, Consolidated Industries, ThermaClime and the other borrowers party thereto and Wells Fargo Capital Finance, Inc., as the arranger and administrative agent for the lenders party thereto (the “Fifth Revolver Amendment”).

III. Parent, Consolidated Industries and ThermaClime have requested that certain changes be made to the Term Loan Agreement to conform to changes agreed to in the Fifth Revolver Amendment.

IV. In light of the request described in Preliminary Statement III and subject to the conditions set forth herein, Parent, Consolidated Industries, the Borrowers (each of the foregoing, a “Loan Party”, and, collectively, the “Loan Parties”), and the Required Lenders desire to enter into this Amendment.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. Amendments to the Term Loan Agreement. As of the date hereof, the Term Loan Agreement is hereby amended as set forth in this Section 1:

(a) Section 7.02 (c) is hereby amended and restated in its entirety to read as follows:

“(c) Indebtedness (i) outstanding on the date hereof and listed on Part A of Schedule 7.02 or (ii) constituting Capitalized Lease Obligations, Synthetic Lease Obligations and purchase money obligations for fixed or capital assets within the limitations set forth in Section 7.01(f) and incurred after the Closing Date, provided that the aggregate amount of all such Indebtedness under this clause (ii) that is originated after the Closing Date at any one time outstanding, shall not exceed $15,000,000;”

(b) Section 7.02 (g) is hereby amended and restated in its entirety to read as follows:

“(g) Indebtedness owing by any Borrower or any Subsidiary of any Borrower to any Subsidiary of Parent that is not also a Subsidiary of ThermaClime, provided that the aggregate principal amount of such Indebtedness shall not exceed $5,000,000 at any time, except as provided in Section 7.02(d);”

(c) Section 7.02 (k) is hereby amended and restated in its entirety to read as follows:

“(k) other unsecured Indebtedness in an aggregate principal amount not to exceed $5,000,000 at any time outstanding.”

(d) Section 7.03 (h) is hereby amended and restated in its entirety to read as follows:

“(h) Investments made by any Borrower or Guarantor (other than Parent) in Parent, provided that the aggregate amount of such Investments do not exceed $5,000,000 at any time outstanding;”

(e) Section 7.03 (n) is hereby amended and restated in its entirety to read as follows:

“(n) other Investments not exceeding $5,000,000 in the aggregate outstanding at any time.”

(f) Section 7.05 (g) is hereby amended and restated in its entirety to read as follows:

“(g) Dispositions permitted under Section 7.4(a) of the Revolving Credit Agreement (as in effect on the Fifth Amendment Effective Date, as that term is defined in that certain Fifth Amendment to the Amended and Restated Loan and Security Agreement dated as of March [    ], 2012), provided that the proceeds of any such Disposition are applied in accordance with the requirements of Section 7.4(a) of the Revolving Credit Agreement (as in effect on the Fifth Amendment Effective Date, as that term is defined in that certain Fifth Amendment to the Amended and Restated Loan and Security Agreement);”

(g) Section 7.06 (d) is hereby amended and restated in its entirety to read as follows:

“(d) so long as no Default or Event of Default has occurred and is continuing or would result therefrom, (i) ThermaClime may make distributions and pay dividends to Parent or, if so directed by Parent, to Consolidated Industries in respect of the management fees payable by ThermaClime to Parent in accordance with the Management Agreement, provided that the aggregate amount of all such payments made by ThermaClime pursuant to this clause (d)(i) shall not exceed $7,500,000 during any fiscal year of ThermaClime or the maximum management fees payable to Parent each calendar quarter under the Management Agreement, and (ii) ThermaClime may make distributions and pay dividends to Parent or, if so directed by Parent, to Consolidated Industries in an aggregate amount not to exceed, during each fiscal year, the sum of (A) 50% of the actual consolidated net income of the Borrowers for such fiscal year determined in accordance with GAAP, plus (B) the amounts paid to Parent and Consolidated Industries during such fiscal year in accordance with Section 7.06(e);”

(h) Section 7.06 (f) is hereby amended and restated in its entirety to read as follows:

“(f) each Borrower may make distributions and pay dividends to any Subsidiary of Parent other than Consolidated Industries, and that is not also a Subsidiary of ThermaClime or that is a Subsidiary of ThermaClime but is not a Borrower or a Guarantor, provided that the aggregate amount of such distributions and dividends shall not exceed $500,000 during each fiscal year; provided, however, that the foregoing limitation on the amount of distributions and dividends made or paid under this Section 7.06(f) will not apply to distributions made or dividends paid to Consolidated Industries to the extent permitted pursuant to Sections 7.06(a), (b), (d), and (e);”

SECTION 2. Representations and Warranties. Each Loan Party hereby represents and warrants as follows:

(a) after giving effect to the amendments set forth herein, each of the representations and warranties made by it as set forth in Article V of the Term Loan Agreement are true and correct in all material respects as of the date of this Amendment, it being understood and agreed that any representation or warranty that, by its terms, is made as of a specified date will be required to be true and correct in all material respects only as of such specified date;

(b) after giving effect to the amendments set forth herein, no Event of Default exists or has occurred that has not been duly cured or waived in accordance with the provisions of each applicable Loan Document;

(c) this Amendment has been duly authorized by all necessary corporate or limited liability company proceedings of, and duly executed and delivered by each Loan Party;

(d) the Term Loan Agreement, as amended by this Amendment, is a legal, valid, and binding obligation of each Loan Party, respectively, enforceable against each such Person in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, other similar laws affecting creditors’ rights generally, or general principles of equity, regardless of whether the application of such principles is considered in a proceeding in equity or at law;

(e) no further consent, approval authorization, order, registration, or qualification with any governmental authority is required for, and the absence of which would not adversely affect, the valid execution and delivery or performance by any Loan Party of this Amendment or the Term Loan Agreement, as amended by this Amendment; and

(f) the execution, delivery, and performance by the Loan Parties of this Amendment do not and will not (i) contravene the terms of any of its Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under or require any payment to be made under (A) any Material Contract to which that Person is a party or affecting that Person or the properties of that Person or any of its Subsidiaries, including that certain Amended and Restated Loan and Security Agreement dated as of November 5, 2007 between ThermaClime and the other borrowers party thereto and Wells Fargo Capital Finance, Inc., formerly known as Wells Fargo Foothill, Inc., as the arranger and administrative agent for the lenders party thereto, as amended through the Fifth Revolver Amendment or (B) any order, injunction, writ, or decree of any Governmental Authority or any arbitral award to which that Person or its property is subject; or (iii) violate any Law.

SECTION 3. Conditions Precedent. The effectiveness of this Amendment is subject to the fulfillment, in a manner satisfactory to the Payment Agent, of each of the following conditions precedent (the first date upon which all such conditions shall have been satisfied being herein called the “Amendment Effective Date”):

(a) The representations and warranties contained herein, in Article V of the Term Loan Agreement and in each other Loan Document and certificate or other writing delivered to any Agent or any Lender pursuant hereto on or prior to the Amendment Effective Date (as updated prior to the date hereof in accordance with the Term Loan Agreement) shall be correct in all material respects on and as of the Amendment Effective Date as though made on and as of such date, except to the extent that such representations and warranties (or any schedules related thereto) expressly relate solely to an earlier date (in which case such representations and warranties shall be true and correct in all material respects on and as of such date); and after giving effect to the amendments set forth herein, no Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

(b) Borrower shall have paid to Payment Agent the Amendment Fee, as hereinafter defined.

(c) The Payment Agent shall have received the following, each in form and substance satisfactory to the Payment Agent and, unless indicated otherwise, dated the Amendment Effective Date: (i) this Amendment, duly executed by each of the Loan Parties, the Required Lenders and acknowledged by the Agents, (ii) a fully executed copy of the Fifth Revolver Amendment, along with evidence that any conditions precedent to the effectiveness of such amendment have been satisfied or duly waived, and (iii) such other documents, instruments, certificates, and agreements that the Administrative Agent, the Collateral Agent, or the Payment Agent may reasonably request in connection with the transactions contemplated by this Amendment.

SECTION 4. Release; Covenant Not to Sue.

(a) As good and valuable partial consideration for this Amendment, each Loan Party hereby absolutely and unconditionally releases and forever discharges the Administrative Agent, the Collateral Agent, the Payment Agent, and each Lender, and any and all participants, parents, subsidiaries, affiliates, insurers, indemnitors, successors, and assigns thereof, together with all of the present and former directors, officers, agents, attorneys, and employees of any of the foregoing (each, a “Released Party”), from any and all claims, demands, or causes of action of any kind, nature, or description, whether arising at law or in equity or upon contract or tort or under any state or federal law or otherwise relating to or arising from the Term Loan Agreement or any transactions relating thereto, which the Loan Party has had, now has, or has made claim to have against any such Person for or by reason of any act, omission, matter, cause, or thing whatsoever relating to or arising from the Term Loan Agreement or any transactions relating thereto, arising from the beginning of time to and including the date of this Amendment, whether such claims, demands, or causes of action are matured or unmatured or known or unknown. It is the intention of each Loan Party in providing this release that the same will be effective as a bar to each and every claim, demand, and cause of action specified, and, in furtherance of this intention, it waives and relinquishes, to the extent permitted by applicable law, all rights and benefits under any provision of any applicable law that may provide that a general release does not extend to claims that the Person giving the release does not know or suspect to exist in its favor at the time of executing the release, which if known by it might have materially affected its settlement with the recipient of the release. Each Loan Party acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such claims, demands, or causes of action, and agrees that this instrument shall be and remain effective in all respects, notwithstanding any such differences or additional facts. Each Loan Party understands, acknowledges, and agrees that the release set forth above may be pleaded as a full and complete defense, and may be used as a basis for an injunction against any action, suit, or other proceeding that may be instituted, prosecuted, or attempted in breach of the provisions of such release.

(b) Each of Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally, and irrevocably covenants and agrees with and in favor of each Released Party that it will not sue (at law, in equity, in any regulatory proceeding, or otherwise) any Released Party on the basis of any claim released, remised, or discharged by any Loan Party pursuant to the above stated release. If any Loan Party, or any of their successors, assigns, or other legal representatives violates the foregoing covenant, such Person, for itself and its successors, assigns, and legal representatives, agrees to pay, in addition to such other damages as any Released Party may sustain because of such violations, all attorneys’ fees and other costs incurred by such Released Party because of such violation.

SECTION 5. Costs and Fee.

(a) The Borrowers agree to reimburse the Agents and the Required Lenders, or pay directly to the extent not previously paid, promptly following demand for their costs and expenses incurred in connection with this Amendment, including, the fees and expenses of SNR Denton US LLP in connection with the preparation and execution of this Amendment.

(b) In order to induce the Lenders to enter into and execute this Amendment, the Borrowers hereby agree to pay, concurrently with execution of this Amendment, an amendment fee in the amount of $25,000 (the “Amendment Fee”) to the Payment Agent for the benefit of those Lenders that execute this Amendment on or before the Amendment Effective Date (each such Lender a “Consenting Lender”). The Amendment Fee shall be paid in immediately available funds and shall be fully earned when payable and nonrefundable. Promptly upon receipt of the Amendment Fee, the Payment Agent shall disburse to each Consenting Lender, such Consenting Lender’s proportionate share of the Amendment Fee based on the amount of such Consenting Lender’s portion of the Aggregate Loan Balance to the portion of the Aggregate Loan Balance held by all Consenting Lenders.

SECTION 6. Reaffirmation, Confirmation, and Acknowledgement.

(a) each Loan Party hereby expressly confirms and agrees that the terms, conditions, and provisions of the Term Loan Agreement, except as expressly amended by this Amendment, and the other Loan Documents shall be and remain in full force and effect. Each Loan Party hereby reaffirms and confirms its respective obligations under the Term Loan Agreement, as amended by this Amendment, and the other Loan Documents.

(b) The Parent and Consolidated Industries each hereby expressly confirms and agrees that, after giving effect to this Amendment, the Guaranty made by it under Article X of the Term Loan Agreement in favor of the Secured Parties is, and shall continue to be, in full force and effect, and is hereby ratified and confirmed in all respects.

(c) The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any power, remedy, or right of any Agent, or any Lender, or constitute a waiver of any provision of, or any past or future noncompliance with, any of the Loan Documents or any other documents, instruments, and agreements executed or delivered in connection therewith, and shall not operate as a consent to any further or other matter under the Loan Documents.

(d) Each Loan Party expressly agrees and understands that by entering into and performing its obligations hereunder, this Amendment shall not constitute a novation, and shall in no way adversely affect or impair the priority of Liens of the Collateral Agent on the Collateral.

SECTION 7. Further Assurances. Each Loan Party agrees to do such further acts and things and to execute and deliver to the Payment Agent such other instruments, in form and substance satisfactory to the Payment Agent, as the Payment Agent shall request in order to effectuate the provisions of this Amendment.

SECTION 8. Governing Law. This Amendment shall, in all respects, be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the conflict of laws principles thereof (other than Section 5-1401 of the New York General Obligations Law) that would permit or require the application of the law of any other jurisdiction.

SECTION 9. Entire Agreement. This Amendment constitutes the entire agreement of the parties with respect to the matters contemplated herein and supersedes any prior oral or written understanding relating to such subject matter among the parties.

SECTION 10. Amendment as Loan Document. Each Loan Party hereby acknowledges and agrees that this Amendment constitutes a “Loan Document” under the Term Loan Agreement. Accordingly, it shall be an Event of Default under the Term Loan Agreement (i) if any representation or warranty made by a Loan Party under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made or (ii) if a Loan Party fails to perform, keep, or observe any term, provision, condition, covenant, or agreement contained in this Amendment.

SECTION 11. Counterparts. This Amendment may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. For the purposes hereof, a facsimile or electronic copy of a party’s signature shall be deemed an original signature. If duly requested, the manually-executed original documents shall be promptly delivered.

SECTION 12. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

SECTION 13. Severability. Any provision of this Amendment held to be invalid, illegal, or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity, illegality, or unenforceability without affecting the validity, legality, and enforceability of the remaining provisions hereof; and the invalidity, illegality, or unenforceability of a particular provision in a particular jurisdiction shall not affect the validity, legality, or enforceability of that provision in any other jurisdiction.

[Signature pages follow. The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

BORROWERS:

THERMACLIME, L.L.C., an Oklahoma limited liability company

By:	/s/ Tony Shelby
Name: Tony Shelby
Title: Vice President

CHEROKEE NITROGEN HOLDINGS, INC., an Oklahoma corporation

By:	/s/ Tony Shelby
Name: Tony Shelby
Title: Vice President

NORTHWEST FINANCIAL CORPORATION, an Oklahoma corporation

By:	/s/ Tony Shelby
Name: Tony Shelby
Title: Vice President

CHEMEX I CORP., an Oklahoma corporation

By:	/s/ Tony Shelby
Name: Tony Shelby
Title: Vice President

CHEROKEE NITROGEN COMPANY, an Oklahoma corporation

By:	/s/ Tony Shelby
Name: Tony Shelby
Title: Vice President

Signature Page to Amendment Number Two to Amended and Restated Term Loan Agreement

CLIMACOOL CORP.,
an Oklahoma corporation

By:	/s/ Tony Shelby

Name: Tony Shelby
Title: Vice President

CLIMATECRAFT, INC., an Oklahoma corporation

By:	/s/ Tony Shelby

Name: Tony Shelby
Title: Vice President

CLIMATE MASTER, INC., a Delaware corporation

By:	/s/ Tony Shelby

Name: Tony Shelby
Title: Vice President

EDC AG PRODUCTS COMPANY L.L.C., a Delaware corporation

By:	/s/ Tony Shelby

Name: Tony Shelby
Title: Vice President

EL DORADO CHEMICAL COMPANY, an Oklahoma corporation

By:	/s/ Tony Shelby

Name: Tony Shelby
Title: Vice President

INTERNATIONAL ENVIRONMENTAL CORPORATION, an Oklahoma corporation

By:	/s/ Tony Shelby

Name: Tony Shelby
Title: Vice President

Signature Page to Amendment Number Two to Amended and Restated Term Loan Agreement

KOAX CORP., an Oklahoma corporation

By:	/s/ Tony Shelby

Name: Tony Shelby
Title: Vice President

LSB CHEMICAL CORP., an Oklahoma corporation

By:	/s/ Tony Shelby
Name: Tony Shelby
Title: Vice President

THE CLIMATE CONTROL GROUP, INC., an Oklahoma corporation

By:	/s/ Tony Shelby
Name: Tony Shelby
Title: Vice President

TRISON CONSTRUCTION, INC., an Oklahoma corporation

By:	/s/ Tony Shelby
Name: Tony Shelby
Title: Vice President

THERMACLIME TECHNOLOGIES, INC., an Oklahoma corporation

By:	/s/ Tony Shelby
Name: Tony Shelby
Title: Vice President

XPEDIAIR, an Oklahoma corporation

By:	/s/ Tony Shelby
Name: Tony Shelby
Title: Vice President

Signature Page to Amendment Number Two to Amended and Restated Term Loan Agreement

GUARANTORS:

CONSOLIDATED INDUSTRIES, CORP., an Oklahoma corporation

By:	/s/ Tony Shelby

Name: Tony Shelby
Title: Vice President

LSB INDUSTRIES, INC., an Oklahoma corporation

By:	/s/ Tony Shelby

Name: Tony Shelby
Title: Vice President

Signature Page to Amendment Number Two to Amended and Restated Term Loan Agreement

LENDERS:

BANC OF AMERICA LEASING & CAPITAL, LLC, as a Lender

By:	/s/ Shelley B. LaCagnin

Name: Shelley B. LaCagnin
Title: Vice President

Signature Page to Amendment Number Two to Amended and Restated Term Loan Agreement

FIFTH THIRD BANK, as a Lender

By:	/s/ Edward McElveen

Name: Edward McElveen
Title: Vice President

Signature Page to Amendment Number Two to Amended and Restated Term Loan Agreement

JPMORGAN CHASE BANK, N.A., as a Lender

By:

Name:
Title:

Signature Page to Amendment Number Two to Amended and Restated Term Loan Agreement

MASSMUTUAL ASSET FINANCE, LLC, as a Lender

By:	/s/ John Young

Name: John Young
Title: Senior Vice President

Signature Page to Amendment Number Two to Amended and Restated Term Loan Agreement

THE HUNTINGTON NATIONAL BANK, as a Lender

By:

Name:
Title:

Signature Page to Amendment Number Two to Amended and Restated Term Loan Agreement

ACKNOWLEDGED BY AGENTS:

BANC OF AMERICA LEASING & CAPITAL, LLC, not in its individual capacity but solely as Administrative Agent

By:	/s/ Albert Z. Norona
Name: Albert Z. Norona
Title: Senior Vice President

BANC OF AMERICA LEASING & CAPITAL, LLC, not in its individual capacity but solely as Collateral Agent

By:	/s/ Albert Z. Norona
Name: Albert Z. Norona
Title: Senior Vice President

Signature Page to Amendment Number Two to Amended and Restated Term Loan Agreement

BANK OF UTAH, not in its individual capacity but solely as Payment Agent

By:	/s/ Arge Feotis
Name: Arge Feotis
Title: Assistant Vice President

Signature Page to Amendment Number Two to Amended and Restated Term Loan Agreement

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